October 19, 2026
Thrivent Large Cap Stock ETF
The Nasdaq Stock Market LLC: TLCE
Summary Prospectus

This Summary Prospectus is designed to provide investors with key fund information in a clear and concise format. Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at thriventETFs.com/prospectus. You can also get this information at no cost by calling 800-847-4836, sending an email request to contactus@thriventfunds.com, or contacting your financial intermediary. The Fund’s prospectus and statement of additional information, both dated October 19, 2026, as revised or supplemented from time to time, are incorporated by reference into this Summary Prospectus and may be obtained, free of charge, at the website, phone number or email address noted above.

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Thrivent Large Cap Stock ETF
TLCE

Investment Objective
Thrivent Large Cap Stock ETF (the "Fund") seeks long-term capital appreciation. The Fund’s investment objective may be changed without shareholder approval.
Fees and Expenses
The table below describes the fees and expenses that you may pay if you buy, hold and/or sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below.
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.30%
Other Expenses[1]	0.00%
Total Annual Fund Operating Expenses	0.30%
1
'Other Expenses' is an estimate based on the expenses the Fund expects to incur for its first full fiscal year.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated (whether or not shares are sold or redeemed), and also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The example does not take into account brokerage commissions and other fees to financial intermediaries that you may pay on your purchases and sales of shares of the Fund. It also does not include the transaction fees on purchases and redemptions of creation units (“Creation Units”), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions, your costs would be (based on estimated Fund expenses):
1 Year	3 Years
$31	$97
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not commenced operations prior to the date of this prospectus, the Fund's portfolio turnover rate for the most recent fiscal year end is not yet available.
Principal Strategies
Under normal circumstances, the Fund invests at least 80% of its net assets (plus the amount of any borrowing for investment purposes) in equity securities of large-capitalization companies. Should Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”) change the 80% investment policy, we will notify you at least 60 days prior to the change. The Adviser focuses mainly on the equity securities of domestic large-cap companies.The Fund defines large-cap companies as those with market capitalizations at or above the market capitalization of the smallest company represented in either the S&P 500 Index (approximately $7.0 billion as of July 31, 2026), the Russell 1000 Index (approximately $623 million as of July 31, 2026), or other widely-followed indices that represent all or a portion of the large-cap equity segment of the securities market.
The Fund is an actively managed exchange traded fund (“ETF”) and does not seek to replicate the performance of a specified index. The Fund seeks to achieve its investment objective by investing primarily in common stocks. In seeking to achieve its investment objective, the Fund generally intends to allocate its investments among industries in a manner that is broadly similar to the allocations of its benchmark index, the S&P 500® Index. To the extent the benchmark index has significant exposure to a particular industry or group of industries, the Fund may also have significant exposure to such industry or group of industries, in accordance with the Fund’s fundamental investment policy on industry concentration. As of the date of this Prospectus, the benchmark index is concentrated in technology-oriented companies. The Fund is classified as a non-diversified fund under the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest in a smaller number of issuers and have a greater percentage
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of its assets in those issuers than a diversified investment company.
In buying and selling securities for the Fund, the Adviser uses an active strategy. This strategy consists of a disciplined approach that involves computer-aided, quantitative analysis of fundamental, technical and risk-related factors. The Adviser’s factor model (a method of analyzing and combining multiple data sources) systematically reviews thousands of stocks, using data such as historical earnings growth and expected future growth, valuation, price momentum, and other quantitative factors to forecast return potential. Then, risk characteristics of potential investments and covariation among securities are analyzed along with the return forecasts in determining the Fund’s holdings. The Fund may make use of the unique features of the ETF structure, such as in-kind transactions and custom baskets, to select securities or modify the Fund’s investment exposure.
Principal Risks
The Fund is subject to the following principal investment risks, which you should review carefully and in entirety. An investment in the Fund is not a deposit or other obligation of Thrivent Trust Company, Thrivent Bank, or any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other federal agency. The Fund may not achieve its investment objective and you could lose money by investing in the Fund.
Equity Security Risk. Equity securities held by the Fund may decline significantly in price, sometimes rapidly or unpredictably, over short or extended periods of time, and such declines may occur because of declines in the equity market as a whole, or because of declines in only a particular country, geographic region, company, industry, or sector of the market. From time to time, the Fund may invest a significant portion of its assets in companies in one particular country or geographic region or one or more related sectors or industries, which would make the Fund more vulnerable to adverse developments affecting such countries, geographic regions, sectors or industries. Equity securities generally do not move in the same direction at the same time and are generally more volatile than most debt securities.
Market Risk. Over time, securities markets generally tend to move in cycles with periods when security prices rise and periods when security prices decline. The value of the Fund’s investments may move with these cycles and, in some instances, increase or decrease more than the applicable market(s) as measured by the Fund’s benchmark index(es). The securities markets may also decline because of factors that affect a particular industry or market sector, or due to impacts from domestic or global events, including regulatory events, economic downturn, government shutdowns, the spread of infectious illness such as the outbreak of COVID-19, public health crises, war, terrorism, social unrest, recessions, natural disasters or similar events.
Non-Diversified Risk. The Fund is not “diversified” within the meaning of the 1940 Act. That means the Fund may invest a greater percentage of its assets in the securities of any single issuer compared to other funds. A non-diversified portfolio is generally more susceptible than a diversified portfolio to the risk that events or developments affecting a particular issuer or industry will significantly affect the Fund’s performance.
ETF Structure Risks. The Fund is structured as an ETF and is subject to risks related to exchange trading, including:
•
The Fund’s shares are listed for trading on a national securities exchange (the “Exchange”) and are bought and sold on the secondary market at market prices. Although it is expected that the market price of Fund shares will typically approximate the Fund’s net asset value (“NAV”), there may be times when the market price reflects a significant premium or discount to NAV.
•
Although the Fund’s shares are listed on the Exchange, it is possible that an active trading market in the Fund’s shares may not be maintained.
•
The Fund could potentially face trading halts and/or delisting from the Exchange. This risk is heightened in times of market stress, including at both the Fund share level and at the Fund holdings level.
•
Only an authorized participant (an “Authorized Participant”) may engage in creation or redemption transactions directly with the Fund, and none of those Authorized Participants is obligated to engage in creation and/or redemption transactions. The Fund has a limited number of institutions that may act as Authorized Participants on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, Fund shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting.
Investment Adviser Risk. The Fund is actively managed and the success of its investment strategy depends significantly on the skills of the Adviser in assessing the potential of the investments in which the Fund invests. The assessment of potential Fund investments may prove
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incorrect, resulting in losses or poor performance, even in rising markets. Poor investments by the Adviser may cause the Fund to underperform relative to its benchmark or similar funds. There is also no guarantee that the Adviser will be able to effectively implement the Fund’s investment objective.
Large Cap Risk. Large-sized companies may be unable to respond quickly to new competitive challenges such as changes in technology. They may also not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
New and Smaller Sized Fund Risk. The Fund is new and has a limited operating history as an ETF for investors to evaluate and may not be successful in implementing its investment strategies. The Fund may fail to attract sufficient assets to achieve or maintain economies of scale, which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Smaller ETFs will have a lower public float and lower trading volumes, leading to wider bid/ask spreads.
Quantitative Investing Risk. Securities selected according to a quantitative analysis methodology can perform differently from the market as a whole based on the model and the factors used in the analysis, the weight placed on each factor and changes in the factor’s historical trends. Such models are based on assumptions relating to these and other market factors, and the models may not take into account certain factors, or perform as intended, and may result in a decline in the value of the Fund’s portfolio. Among other risks, results generated by such models may be impaired by errors in human judgment, data imprecision, software or other technology systems malfunctions, or programming flaws. Such models may not perform as expected or may underperform in periods of market volatility.
Technology-Oriented Companies Risk. Common stocks of companies that rely extensively on technology, science or communications in their product development or operations may be more volatile than the overall stock market and may or may not move in tandem with the overall stock market. Technology, science and communications are rapidly changing fields, and stocks of these companies, especially of smaller or unseasoned companies, may be subject to more abrupt or erratic market movements than the stock market in general. There are significant competitive pressures among technology-oriented companies and the products or operations of such companies may become obsolete quickly. In addition, these companies may be vulnerable to changes in government regulation or scrutiny and have limited product lines, markets or financial resources and the management of such companies may be more dependent upon one or a few key people.
Performance
No performance information for the Fund is provided because it had not commenced operations prior to the date of this prospectus and does not yet have a full calendar year of performance history. Once the Fund has completed a full calendar year of operations, a bar chart and table will be included that provide some indication of the risks of investing in the Fund. The bar chart will show the Fund’s performance from year to year. The table will show how the Fund’s average annual total returns for the indicated periods compare with those of an appropriate broad-based securities market index and a more narrowly based index.
The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information will be available on the Fund’s website at thriventETFs.com/individual or by calling 800-847-4836.
The Fund will compare its performance to the Russell 3000® Index, an appropriate broad-based securities market index that represents the overall equity market. The Russell 3000® Index measures the performance of 3,000 large-, mid-, and small-cap U.S. equities, representing approximately 98% of the U.S. equity market. The Fund also compares its performance to The S&P 500® Index which more closely reflects the market segments in which the Fund invests. The S&P 500® Index measures the performance of 500 widely held, publicly traded stocks.
Management
Investment Adviser
The Fund is managed by Thrivent Asset Management, LLC (“Thrivent Asset Mgt.” or the “Adviser”).
Portfolio Managers
The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:
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Name and Title	Portfolio Manager of the Fund Since
Brian W. Bomgren, CQF Senior Portfolio Manager	Since inception
Noah J. Monsen, CFA Senior Portfolio Manager	Since inception
Sharon Wang, CFA, FRM Senior Portfolio Manager	Since inception
Purchase and Sale of Fund Shares
The Fund issues and redeems shares at its NAV only in Creation Units. These transactions are usually in exchange for a basket of securities and/or an amount of cash. As a practical matter, only Authorized Participants purchase or redeem Creation Units. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund.
Individual shares of the Fund may only be purchased and sold in the secondary market (i.e., on a national securities exchange) through a broker or dealer at market prices. Because Fund shares trade at market prices rather than at NAV, Fund shares may trade at a price greater than NAV (premium) or less than NAV (discount). When buying or selling shares in the secondary market, you may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) (the “bid-ask spread”). When available, recent information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available at thriventETFs.com/individual.
Tax Information
The Fund’s distributions may be comprised of taxable ordinary income, taxable capital gains and/or a non-taxable return of capital, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Investments in such tax-advantaged plans will generally be taxed only upon withdrawal of monies from the tax-advantaged arrangement.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank or insurance company), the Fund and its related companies may pay the intermediary for the sale of the Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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4321 N. Ballard Rd.
Appleton, WI 54919-0001

A better way to deliver documents. In response to concerns regarding multiple mailings, we send one copy of a prospectus and each annual and semiannual report for Thrivent ETF Trust to each household. This consolidated mailing process is known as householding. It helps save money by reducing printing and postage costs. If you wish to discontinue householding in the future, contact your financial intermediary.
Investment Adviser Thrivent Asset Management, LLC 901 Marquette Avenue, Suite 2500 Minneapolis, Minnesota 55402-3211	Legal Counsel Ropes & Gray LLP Prudential Tower, 800 Boylston Street Boston, Massachusetts 02199-3600	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 45 South Seventh Street, Suite 3400 Minneapolis, Minnesota 55402
Distributor ALPS Distributors, Inc. 1290 Broadway, Suite 1000 Denver, Colorado 80203	Transfer Agent, Administrator & Custodian State Street Bank and Trust Company One Congress Street, Suite 1 Boston, Massachusetts 02114-2016
ALPS Distributors, Inc., member FINRA, is the distributor for Thrivent ETFs. Thrivent Distributors, LLC, a subsidiary of Thrivent, is the marketing agent. ALPS Distributors, Inc. is not affiliated with Thrivent, the marketing name for Thrivent Financial for Lutherans, or any of its subsidiaries.
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